UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2013

CHICAGO BRIDGE & IRON COMPANY N.V.

 (Exact name of registrant as specified in its charter)

The Netherlands

(State or other jurisdiction of incorporation)

1-12815	N.A.
(Commission File Number)	(IRS Employer Identification No.)

Oostduinlaan 75
2596JJ The Hague
The Netherlands	N.A.
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  31-70-373-2010

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 11, 2013, Chicago Bridge & Iron Company N.V. (the “Company”) hosted an Investor Day conference in New York City. The webcast and slide presentation for the event are available on the Investor Relations page of the Company’s website at www.cbi.com. Information on the Company’s website is not deemed to be incorporated herein by reference. The slide presentation for the event is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 11, 2013, the Company also issued a press release in which the Company provided its 2014 revenue and earnings guidance. The foregoing summary description of the press release is qualified in its entirety by reference to the actual press release, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Act, except as expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

  99.1 – Investor Presentation dated December 11, 2013

  99.2 – Press Release dated December 11, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.
	By:	Chicago Bridge & Iron Company B.V.
	Its:	Managing Director

Date: December 11, 2013	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede
Managing Director
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Investor Presentation dated December 11, 2013
99.2	Press release dated December 11, 2013